Exhibit 99.1

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$          VERSION: 3.01 (BLOOMBERG CMO BOND FILE)
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$          DEAL: wmalt057_65pt_bb
$       PRICING: 100 PPC
$    SETTLEMENT: 20050830
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$                 BLOCK: 1
!{         TRANCHE NAME: 3PT }
$       ORIGINAL_AMOUNT: 38000000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 6.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050801
$    FIRST_PAYMENT_DATE: 20050925
$     NEXT_PAYMENT_DATE: 20050925
$        ACCRUAL_METHOD: THIRTY_360
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$                 BLOCK: 2
!{         TRANCHE NAME: SUBORD_3 }
$       ORIGINAL_AMOUNT: 2000000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 6.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050801
$    FIRST_PAYMENT_DATE: 20050925
$     NEXT_PAYMENT_DATE: 20050925
$        ACCRUAL_METHOD: THIRTY_360
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$               TRANCHE: 1
$                  NAME: 3PT
$                 CSORT: 1
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 1 PRIN: 100.000000000 INT: 100.000000000
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$               TRANCHE: 2
$                  NAME: SUBORD_3
$                 CSORT: 2
$                  TYPE: CSTR,SUB
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 2 PRIN: 100.000000000 INT: 100.000000000
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$     END_TRANCHES:
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     END OF BOND FILE
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$         VERSION: 3.03 (BLOOMBERG CMO COLLATERAL FILE)
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$    AGENCY_LIST:     Type   Factor Date    P/Y Delay     BV Delay
                    WHOLE 20050801 55 54
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$     ASSUMED_POOLS:
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!G Loan Number  Loan Type    NET--CPN CURR--BALANCE ORIG--BALANCE  PY--WAC FIXED----PAYMENT BLN AGE
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 L          1 WHOLE     LPM  6.500000000   40000000.00   40000000.00  6.886000000            WAM=357 357 3